Exhibit 99.3

This Statement on Form 4 is filed by Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AP/RM Acquisition LLC, AIF IV/RRRR LLC, ST/RRRR LLC, Apollo Management IV, L.P., Apollo Advisors IV, L.P., AIF IV Management Inc. Apollo Management, L.P., Apollo Management GP, LLC, Apollo Capital Management IV, Inc., Apollo Principal Holdings I, L.P., and Apollo Principal Holdings I GP, LLC .  The principal business address of each of the Reporting Persons is Two Manhattanville Road, Suite 203, Purchase, New York 10577.

Name of Designated Filer:  Apollo Investment Fund IV, L.P.

Date of Event Requiring Statement:  April 9, 2008

Issuer Name and Ticker or Trading Symbol:  SkyTerra Communications, Inc. (SKYT)

APOLLO INVESTMENT FUND IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its Managing General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF IV/RRRR LLC

By:	APOLLO MANAGEMENT IV, L.P.
Its Manager

	By:	APOLLO MANAGEMENT, L.P.
Its Managing General Partner

	By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

By: /s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP/RM ACQUISITION LLC

By:	APOLLO MANAGEMENT IV, L.P.
Its Manager

	By:	APOLLO MANAGEMENT, L.P.
Its Managing General Partner

		By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

ST/RRRR LC

By:	APOLLO MANAGEMENT IV, L.P.
Its Manager

	By:	APOLLO MANAGEMENT, L.P.
Its Managing General Partner

		By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS IV, L.P.

By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

	By:			/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT IV, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS, I, L.P.

By:	APOLLO PRINCIPAL HOLDINGS I GP, LLC
Its General Partner

	By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO MANAGEMENT IV, L.P.

By:	APOLLO MANAGEMENT, L.P.
Its General Partner

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF IV MANAGEMENT INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President